UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March 30, 2006
                                                ------------------------------


                        PIONEER FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

        Missouri                     333-103293             44-0607504
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 (State or other jurisdiction     (Commission File         (IRS Employer
       of incorporation)               Number)          Identification No.)


4700 Belleview Avenue, Suite 300
Kansas City, Missouri                                           64112
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(Address of principal executive offices)                      (Zip Code

Registrant's telephone number, including area code         (816) 756-2020
                                                   ---------------------------


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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

      On March 30, 2006, Pioneer Financial Services, Inc. (the "Company") announced to investment noteholders that its parent has engaged a financial advisor to assist it in exploring strategic alternatives for raising capital or providing liquidity to shareholders. A copy of the Notice to Noteholders is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.


Exhibit No.              Description
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99.1                     Notice to Noteholders




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          (Registrant)
                                  PIONEER FINANCIAL SERVICES, INC.


Date:  March 30, 2006           By:  /s/ Randall J. Opliger
                                    ------------------------------------------
                                    Name:   Randall J. Opliger
                                    Title:  Chief Financial Officer, Treasurer
                                            and Secretary


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